TETRA TECHNOLOGIES, INC.
STAND-ALONE CASH-SETTLED
STOCK APPRECIATION RIGHTS AWARD AGREEMENT

Notice of Stock Appreciation Rights Award

Subject to the terms and conditions of this Notice of Stock Appreciation Rights Award (this "Notice") and the attached TETRA Technologies, Inc. Stand-Alone Cash-Settled Stock Appreciation Rights Award Agreement (the "Award Agreement"), TETRA Technologies, Inc. (the "Company") hereby grants you ("Participant") cash-settled Stock Appreciation Rights (the "SARs") in the Company. For avoidance of doubt and for purposes of clarity, the SARs granted pursuant to this Notice and the Award Agreement are not being granted under the TETRA Technologies, Inc. Third Amended and Restated 2011 Long Term Incentive Compensation Plan or under any other equity plan of the Company. Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning set forth in the Award Agreement.

Identifying Information:

Participant Name:	Stuart M. Brightman	Date of Grant:	08/09/2017
and Address:		Vesting Commencement Date:	02/22/2017
		Exercise Price per SAR:	$4.51
Expiration Date:	2/22/2027	Number of SARs:	133,946

Vesting Schedule:
Subject to Participant’s Continuous Service with the Company, Section 2(b) of the Award Agreement, and any other limitations set forth in the Award Agreement, the SARs shall vest over a three-year (3) period with 1/3rd vesting on the 1st anniversary of the Vesting Commencement Date, and thereafter the remaining SARs shall vest at a rate of 1/36th on the 22nd of each following month (such being, the "Vesting Schedule").
Maximum Exercise Period:
The post-termination exercise period shall be:

Event Triggering Termination of SARs	Max Time to Exercise Following Triggering Event
Termination of Continuous Service (except as provided below)	90 days from termination
Termination of Continuous Service due to Disability, death or Retirement	12 months from termination (or, if Participant dies during such 12-month period, 12 months from Participant's death)

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By Participant's signature and the signature of the Company's representative below, Participant and the Company agree that the SARs granted herein are governed only by the terms and conditions of this Notice and the Award Agreement.

TETRA TECHNOLOGIES, INC.
By: /s/ Bass C. Wallace, Jr.                               Bass. C. Wallace, Jr.
Its: Senior Vice President and
General Counsel
Dated: August 9, 2017

PARTICIPANT REPRESENTATION

Participant has reviewed this Notice and the Award Agreement in their entirety, has had an opportunity to have such reviewed by his legal and tax advisers, and hereby attests that he is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Participant represents to the Company that he is familiar with the terms of this Notice and the Award Agreement, and hereby accepts the SARs subject to all of its terms. Participant hereby agrees that all questions of interpretation and administration relating to this Notice and the Award Agreement shall be solely resolved by the Committee.
This Notice may be executed by Participant and the Company by means of electronic or digital signatures, which shall have the same force and effect as manual signatures. Participant agrees that clicking "I Accept" in connection with or response to any electronic communication or other medium has the effect of affixing Participant's electronic signature to this Notice.
PARTICIPANT:

/s/ Stuart M. Brightman
Stuart M. Brightman

Dated:     August 9, 2017

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TETRA TECHNOLOGIES, INC.
STAND-ALONE CASH-SETTLED
STOCK APPRECIATION RIGHTS AWARD AGREEMENT

Award Agreement

Subject to the terms and conditions of the Notice of Stock Appreciation Rights Award (the "Notice") and this TETRA Technologies, Inc. Stand-Alone Cash-Settled Stock Appreciation Rights Award Agreement (this "Award Agreement"), the Company hereby grants the individual set forth in the Notice ("Participant") SARs in the Company. For avoidance of doubt and for purposes of clarity, the SARs granted pursuant to this Notice and the Award Agreement are not being granted under the TETRA Technologies, Inc. Third Amended and Restated 2011 Long Term Incentive Compensation Plan or under any other equity plan of the Company. Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as defined herein or as defined in the Notice.

1.Grant. Participant has been awarded the number of SARs as set forth in the Notice. Subject to the terms and conditions contained in the Notice and this Award Agreement, each SAR entitles Participant to receive, upon exercise, an amount equal to the excess of (a) the Fair Market Value of a share of Common Stock on the date of exercise, over (b) the Exercise Price per SAR set forth in the Notice (the "Appreciation Value").
2.Vesting Schedule and Risk of Forfeiture.
(a)    Vesting Schedule. Subject to Participant's Continuous Service and any other limitations set forth in the Notice and this Award Agreement, the SARs shall vest in accordance with the Vesting Schedule provided in the Notice.
(b)    Risk of Forfeiture. The SARs shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule. Except as otherwise provided in the Notice with respect to the post-termination exercise period, all or any portion of unvested SARs subject to the foregoing risk of forfeiture shall immediately and automatically be forfeited and terminated upon the first day Participant fails to provide Continuous Service to the Company.
3.    Exercise of SARs and Payment of SARs.
(a)    Right to Exercise. Except as otherwise provided in the Notice or this Award Agreement, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) may exercise his vested SARs, in whole or in part, at any time after vesting in accordance with the Vesting Schedule. Notwithstanding the foregoing, Participant's right to exercise the SARs shall automatically expire, and the SARs shall automatically terminate, upon the end of the period prescribed in the Notice following the termination of Participant's Continuous Service (the "Maximum Exercise Period"). However, and notwithstanding the foregoing or anything in the Notice or this Award Agreement to the contrary,

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all SARs shall automatically expire and terminate upon the Expiration Date (as set forth in the Notice) to the extent not then exercised. Thereafter, no SARs may be exercised.
(b)    Method of Exercise. To exercise the SARs, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver a written notice to the Company at its principal executive office, directed to the Corporate Secretary, that sets forth the number of SARs being exercised, together with any additional documents the Company may require. Each such notice must satisfy any then-applicable procedures of the Company that apply to the SARs and must contain such representations as the Company requires. The exercise notice shall be delivered in person, by certified or regular mail, or by such other method (including electronic transmission) as determined from time to time by the Committee. The SARs shall be deemed to be exercised as of the date: (i) the Company receives (as determined by the Committee in its sole, but reasonable, discretion) the fully executed exercise notice during normal business hours, and (ii) all other applicable terms and conditions of this Award Agreement are satisfied, in the sole discretion of the Committee.
(c)    Payment. As soon as practicable following the date the SARs are exercised (but in no event later than fifteen (15) days following such date), the Company shall make a cash payment to Participant in an amount equal to the Appreciation Value per vested SAR exercised, less any amounts withheld pursuant to Section 4(b).
4.    Taxes.
(a)    Tax Liability. Participant is ultimately liable and responsible for all taxes owed by Participant in connection with his receipt of the SARs and payments made under this Award Agreement, regardless of any action the Company takes with respect to any tax withholding obligations arising hereunder. The Company shall not make any representation or undertaking regarding the treatment of any tax withholding in connection with the grant of the SARs or payments made pursuant to this Award Agreement. The Company does not commit and is under no obligation to structure the SARs to reduce or eliminate Participant’s tax liability.
(b)    Payment of Withholding Taxes. Participant authorizes the Company to withhold from the cash payable to Participant upon any payment made pursuant to this Award Agreement an amount sufficient to satisfy any tax withholding obligation, whether federal, state, local or non-U.S., including any employment tax obligation.
(c)    Section 409A; No Deferral of Compensation. Neither the SARs, the Notice, nor this Award Agreement is intended to provide for the deferral of compensation within the meaning of Section 409A of the Code. Notwithstanding any other provision in the Notice or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Notice or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate to avoid adverse tax consequences to Participant under Section 409A of the Code.
5.    Transferability of SARs; Death of Participant. The SARs are not transferable by Participant other than to a designated beneficiary upon Participant's death or by will or the laws of

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descent and distribution, and are exercisable during Participant's lifetime only by him. The terms of the Notice and this Award Agreement shall be binding upon the executors, administrators, heirs, and other legal representatives of Participant.
6.    No Rights as a Stockholder of the Company. Participant’s receipt of the grant of the SARs pursuant to the Notice and this Award Agreement shall provide and confer no rights to, or status as, a stockholder or equity holder of the Company.
7.    Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.
8.    Termination of Employment. Notwithstanding any other provision of the Notice or this Award Agreement, the Committee, in its sole discretion, may provide that, upon termination of Participant's Continuous Service for any reason, any or all unvested SARs shall become vested, and together with the previously vested portion of the SARs, shall be exercisable for such period and upon such terms and conditions as may be determined by the Committee, provided, however, that no such acceleration of vesting or continuation of exercisability shall be effective prior to the date of the Committee’s written determination and no continued period of exercisability may extend beyond the Expiration Date.
9.    Change in Control.
(a)    To the extent that Participant is a party to an employment, severance, change in control or similar agreement that addresses the effect on the SARs of a Change in Control or termination of Participant's Continuous Service following a Change in Control (a "Change in Control Agreement"), the terms of such Change in Control Agreement shall control. For the purposes of applying the foregoing provision, any acceleration of equity or equity-based awards triggered by a Change in Control Agreement shall likewise trigger the acceleration of the SARs granted hereunder and any terms in a Change in Control Agreement relating to the exercise period of stock options shall equally apply to the exercise period of the SARs. Unless otherwise provided in a Change in Control Agreement, in the event of a Change in Control, regardless of whether Participant's Continuous Service will continue following the Change in Control, the Committee may (i) accelerate vesting and the time at which the SARs may be exercised so that the SARs may be exercised in full for a limited period of time on or before a specified date fixed by the Committee, after which the unexercised SARs and all rights of Participant hereunder shall terminate, (ii) accelerate vesting and the time at which the SARs may be exercised so that the SARs may be exercised in full for its then remaining term, or (iii) provide that the SARs be assumed by the successor or survivor entity, or be exchanged and substituted for similar stock appreciation right based on the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to number of shares covered by the SARs and the Exercise Price per SAR. Notwithstanding the above, the Committee shall not be required to take any action described in the preceding sentence and any decision made by the Committee, in its sole discretion, not to take some

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or all of the actions described in the preceding sentence shall be final, binding and conclusive with respect to the Company and all other interested persons.
(b)     If approved by the Board prior to any Change in Control described in clauses (ii), (iii) or (iv) of the definition of Change in Control, or prior to or within thirty (30) days after a Change in Control described in clause (i) of the definition of Change in Control shall be deemed to have occurred, the Board shall have the right upon such Change in Control or for a forty-five (45) day period immediately following the date that the Change in Control is deemed to have occurred to require Participant to transfer and deliver to Company the SARs in exchange for an amount equal to the Appreciation Value. Such right shall be exercised by written notice to Participant. In the event that the Exercise Price per SAR set forth in the Notice equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the SARs without the payment of consideration. The amount payable to Participant by Company pursuant to this Paragraph 9(b) shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.
10.    Definitions.    As used herein, the following definitions shall apply:
(a)    "Affiliate" means any corporation or other entity in a chain of corporations and/or other entities in which the Company has a "controlling interest" within the meaning of Treas. Reg. § 1.414(c)-2(b)(2)(i), but using the threshold of fifty percent (50%) ownership wherever eighty percent (80%) appears.
(b)    "Company" means TETRA Technologies, Inc., or any successor thereto.
(c)    "Board" means the Board of Directors of the Company.
(d)    "Change in Control" means the occurrence of any of the following events, as determined in the sole and absolute discretion of the Board:
(i)    the date that any "person" (as defined in Section 3(a)(9) of the Exchange Act, and as modified in Section 13(d) and 14(d) of the Exchange Act) other than (A) the Company or any of its majority subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) or any Affiliate (as determined immediately prior to such event), (D) a company owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company, or (E) an underwriter temporarily holding securities pursuant to an offering of such securities, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the shares of voting stock of the Company then outstanding;

(ii)    the consummation of any merger, reorganization, business combination or consolidation of the Company or one of its subsidiaries with or into any other company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business

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combination or consolidation more than fifty percent (50%) of the combined voting power of the voting securities of the Company or the surviving company or the parent of such surviving company;

(iii) the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than fifty percent (50%) of the combined voting power of the voting securities of the acquiror, or parent of the acquiror, of such assets;

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(v) individuals who, as of the Date of Grant set forth in the Notice, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Date of Grant set forth in the Notice whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an election contest with respect to the election or removal of directors or other solicitation of proxies or consents by or on behalf of a person other than the Board.

(e)    "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations thereunder.
(f)    "Committee" means the Compensation Committee of the Board.
(g)    "Common Stock" means the common stock, $0.01 par value per share of the Company.
(h)    "Consultant" means any person (other than an Employee) who is engaged by the Company to render consulting or advisory services to the Company.
(i)    "Continuous Service" means a Participant’s provision of services to the Company or its Affiliates or their successors as a Consultant, member of the Board or Employee is continuous and uninterrupted. For this purpose Continuous Service shall be deemed interrupted upon the actual cessation of providing services to the Company or its Affiliates or their successors, notwithstanding any required notice period that must be fulfilled before a termination as a Consultant, member of the Board or Employee can be effective under applicable laws. Continuous Service shall not be considered interrupted in the case of (x) any approved leave of absence (including sick leave, military leave, or any other authorized personal leave); (y) transfers among the Company and its Affiliates, or any successor thereof; or (z) any change in status as long as Participant remains in the service of the Company or its Affiliates and their successors as a Consultant, member of the Board or Employee. Notwithstanding anything in the foregoing or this Award Agreement to the contrary, a Participant’s change in status from one category of Consultant,

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member of the Board or Employee to another of such category shall not be considered a termination of such Participant’s Continuous Service.
(j)    "Disability" means an inability to perform Participant’s material services to the Company for a period of ninety (90) consecutive days or a total of one hundred and eighty (180) days, during any three hundred and sixty-five-day (365) period, in either case as a result of incapacity due to mental or physical illness, which is determined to be total and permanent. A determination of Disability shall be made by a physician satisfactory to both Participant (or his guardian) and the Company, provided that if Participant (or his guardian) and the Company do not agree on a physician, Participant and the Company shall each select a physician and these two together shall select a third physician, whose determination as to Disability shall be final, binding and conclusive with respect to all parties. Notwithstanding the foregoing, eligibility for disability benefits under any policy for long-term disability benefits provided to Participant by the Company shall conclusively establish Participant’s disability.
(k)    "Employee" means any person, including an officer, who is in the employ of the Company or their affiliates, and is subject to the control and direction of the Company or their affiliates as to both the work to be performed and the manner and method of such performance.
(l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.
(m)    "Fair Market Value" means, as of any given date, the closing price per share of Common Stock on the principal exchange or over-the-counter market on which such shares are trading, if any, or as reported on any composite index which includes such principal exchange, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted on such exchange or market for the immediately preceding date on which such shares were traded. The term "closing price" on any given day shall mean the last reported sales price on such day. If shares of Company Common Stock are not listed or admitted to trading on any exchange, over-the-counter market or any similar organization on any given day, or if the Fair Market Value is being determined in connection with an exercise pursuant to Section 9(b), the Fair Market Value per share of Common Stock shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion and in accordance with Section 409A of the Code.
(n)    "Retirement" means termination of Participant's Continuous Service under circumstances as shall constitute retirement as determined by the Committee.
(o)    "Stock Appreciation Rights" or "SARs" means, subject to the terms and conditions of the Notice and this Award Agreement, an unfunded and unsecured promise of the Company to deliver cash or property to Participant in the amount set forth in this Award Agreement. For this purpose, SARs is a record-keeping account established by the Company in Participant’s name. All amounts attributable to the SARs shall be and remain the sole property of the Company until such time the SARs are settled or extinguished pursuant to the terms and conditions of the Notice and this Award Agreement.
11.    Reorganization of Company and Subsidiaries. The existence of the SARs shall not affect in any way the right or power of Company or its stockholders to make or authorize any or

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all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of Company or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting shares of Common Stock or the rights thereof, or the dissolution or liquidation of Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.    Adjustment of Shares. Subject to any required action by the Board, the number of SARs covered by this Award Agreement and/or the Exercise Price per SAR set forth in the Notice shall be proportionally adjusted for (i) any increase or decrease in the number of issued equity securities resulting from an equity securities split, reverse equity securities split, equity distribution, combination or reclassification of the equity securities or similar event affecting the equity securities, (ii) any other increase or decrease in the number of issued equity securities effected without receipt of consideration by the Company, or (iii) any other transaction with respect to equity securities including a merger, consolidation, acquisition of property or equity securities, separation (including a spin-off or other distribution of equity securities or property), reorganization, liquidation (whether partial or complete), capital contribution, or any similar transaction not constituting a Change in Control. Except as the Board determines, no issuance by the Company of equity securities of any class shall affect, and no adjustment by reason hereof shall be made with respect to, the number of SARs or the Exercise Price per SAR.
13.    General Provisions.
(a)    Notice. Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or five (5) days after deposit with a national postal system or, if sent via overnight delivery, one (1) day after deposit with an established overnight delivery system such as Federal Express. Notice shall be addressed in accordance with the following:

If to Participant:	If to the Company:

Stuart M. Brightman	TETRA Technologies, Inc.
24955 Interstate 45 North
The Woodlands, Texas 77380
Attention: General Counsel

With a copy to:
Andrews Kurth Kenyon LLP
10001 Woodloch Forest Drive
Suite 200
The Woodlands, Texas 77380
Attention: Bill McDonald

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(b)    Successors and Assigns. Except as provided herein to the contrary, the Notice and this Award Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective permitted successors and assigns.
(c)    No Assignment. Except as otherwise provided in this Award Agreement, Participant shall not assign any of his rights under the Notice and this Award Agreement without the prior written consent of the Board, which consent may be withheld in its sole discretion. The Board shall be permitted to assign its rights or obligations under the Notice and this Award Agreement.
(d)    Counterparts. The Notice may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of the Notice by that party.
(e)    Severability. The validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.
(f)    Amendment, Termination. The SARs may not be terminated by the Board or the Committee at any time without the written consent of Participant. This Award Agreement may be amended in writing by the Company and Participant, provided the Company may amend this Agreement unilaterally (i) if the amendment does not adversely affect the Participant’s rights hereunder in any material respect, (ii) if the Company determines that an amendment is necessary to comply with Rule 16b-3 under the Exchange Act, or (iii) if the Company determines that an amendment is necessary to meet the requirements of the Code or to prevent adverse tax consequences to the Participant.
(g)    Administration and Interpretation. Any question or dispute regarding the interpretation of the Notice or this Award Agreement or the receipt of the SARs hereunder shall be submitted by Participant to the Committee. The resolution of such a dispute by the Committee shall be final and binding on all parties.
(h)    Clawback/Recoupment Policy. Notwithstanding any provisions in this Award Agreement to the contrary, the SARs and/or any income realized upon Participant's exercise of the SARs shall be subject to potential cancellation, rescission, clawback and recoupment (i) to the extent necessary to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, and/or (ii) as may be required in accordance with the terms of any clawback/recoupment policy as may be adopted by the Company to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder.
(i)    Consent to Electronic Delivery; Electronic Signature. In lieu of receiving documents in paper format, Participant agrees, to the fullest extent permitted by law, to accept

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electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by the Company. Electronic delivery may be via a Company electronic mail system or by reference to a location on a Company intranet to which Participant has access. Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may be required to deliver, and agrees that his electronic signature is the same as, and shall have the same force and effect as, his manual signature.
(j)    Unsecured Status of Claim. The SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Participants pursuant to this Award Agreement. The SARs shall not constitute or be treated as property of any kind. Any amount that may be due and payable under this Award Agreement shall be paid solely from the general assets of the Company. With respect to any payment to which Participant may be entitled, nothing in this Award Agreement shall be construed to create a trust or to establish or evidence any Participant’s claim of any right other than as a general creditor.
(k)    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.
(l)    Entire Agreement; Governing Law. The Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes in its entirety all prior undertakings, representation and agreements between the Company, on one hand, and Participant on the other hand (whether oral or written, and whether express or implied) with respect to the subject matter hereof. The Notice and this Award Agreement are to be construed in accordance with and governed by the laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any other jurisdiction.
(m)    Venue. The Company and Participant agree that any suit, action or proceeding arising out of or related to the Notice and this Award Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County), and that all parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 13(m) shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
(n)    Not a Contract of Employment or Other Engagement. The terms and conditions of the Notice and this Award Agreement and the grant of SARs hereunder shall not be deemed to constitute a contract of employment or of any consulting or agency relationship between the Company, on one hand, and Participant on the other hand. Any such employment is hereby

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acknowledged to be, to the extent applicable, an "at will" employment relationship that can be terminated at any time for any reason, or for no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in the Notice and this Award Agreement shall be deemed to give Participant the right to be retained in the service of the Company or to interfere with the right of the Company to discipline or discharge Participant at any time.
* * * * *

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